Exhibit 10.67

AMENDMENT NO. 2 TO REVOLVING CREDIT AGREEMENT

AMENDMENT NO. 2 TO REVOLVING CREDIT AGREEMENT, dated as of January 29, 2008 (the “Amendment”), by and between ALLIANCE HOLDINGS GP, L.P., a Delaware limited partnership (the “Borrower”), and C-HOLDINGS, LLC, a Delaware limited liability company (the “Lender”).

Recitals:

WHEREAS, the Borrower and the Lender are parties to that certain Revolving Credit Agreement, dated as of May 15, 2006 and amended by Amendment No. 1 to Revolving Credit Agreement dated as of March 12, 2007 (as amended, modified or supplemented to date, the “Credit Agreement”; capitalized terms used herein without definition shall have the meanings ascribed to them in the Credit Agreement), pursuant to which the Lender has made available to the Borrower a revolving credit facility in the amount of up to $2,000,000, subject to the terms and conditions set forth therein; and

WHEREAS, the Borrower and the Lender desire to (i) extend the Termination Date and (ii) provide that a change of control of Borrower shall be an Event of Default upon the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower and the Lender hereby agree as follows:

SECTION 1. Amendments to the Credit Agreement. The Credit Agreement is hereby amended as follows:

(a) Amendment to Definitions. Section 1.1 of the Credit Agreement entitled Definitions is hereby amended as follows:

(i) The defined term “Change of Control” is added as follows:

“Change of Control” means the occurrence of any of the following: (a) the “Management Holders” (as defined below) and Alliance Resource GP, LLC shall at any time for any reason cease to own collectively at least fifty-one percent (51%) of the outstanding limited partnership units of Borrower, or (b) Alliance GP, LLC shall at any time for any reason cease to be the sole or managing general partner of Borrower, or (c) Alliance GP, LLC shall at any time for any reason cease to be wholly owned by Lender or Joseph W. Craft III, directly or indirectly.

(ii) The defined term “Management Holders” is added as follows:

“Management Holders” means (a) those individuals and trusts identified as Management Holders on the signature pages of that certain Transfer Restrictions Agreement dated as of June 13, 2006 by and among Borrower, Alliance GP, LLC, Lender, Joseph W. Craft III, Alliance Resource Holdings II, Inc., Alliance Resource Holdings, Inc. and Alliance Resource GP, LLC and such individuals and trusts and (b) any Family Members of those individuals and trusts who hold Restricted Securities as a result of a Family Transfer (as each of the capitalized terms in this subparagraph (b) is defined in the Transfer Restrictions Agreement).

(iii) The definition of “Termination Date” contained in Section 1.1 of the Credit Agreement is hereby amended by deleting the words “March 31, 2008” appearing in clause (x) thereof and substituting therefor the words “March 31, 2011”.

(b) Amendment to Section 6.1. Section 6.1 of the Credit Agreement is hereby amended by adding at the end of subparagraph (g) thereof the word “or” and adding a new subparagraph (h) as follows:

(h) a Change of Control shall occur;

SECTION 2. Ratification. The Credit Agreement, as amended by this Amendment, is hereby ratified and affirmed in all respects and shall remain in full force and effect.

SECTION 3. Governing Law. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT UNDER THE LAWS OF THE STATE OF OKLAHOMA AND, FOR ALL PURPOSES, SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF OKLAHOMA WITHOUT REGARD TO THE CONFLICTS OF LAWS PRINCIPLES.

SECTION 4. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each complete set of which, when so executed and delivered by all parties, shall be an original, but all such counterparts shall together constitute but one and the same instrument.

SECTION 5. Headings and Bold Type. The section headings and bold type used herein have been inserted for convenience of reference only and do not constitute matters to be considered in interpreting this Amendment.

IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed this Amendment as of the day and year first above written.

BORROWER

Alliance Holdings GP, L.P.

By:	Alliance GP, LLC, its general partner

	By:	/s/ R. Eberley Davis
		Name:	R. Eberley Davis
		Title:	Senior Vice President

LENDER

C-Holdings, LLC

By:	/s/ Joseph W. Craft III
	Name:	Joseph W. Craft III
	Title:	President

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